EXHIBIT 10.10

AMENDMENT TO ECOMBUSTIBLE PRODUCTS

HOLDINGS LLC n/k/a ECOMBUSTIBLE ENERGY LLC

CLASS M AWARD AGREEMENT WITH JAMES DRISCOLL

This Amendment (“Amendment”) to the December 16, 2020 eCombustible Products Holdings LLC (n/k/a eCombustible Energy LLC) (“the Company”) Class M Award Agreement between and among the Company, EPH Management Holdings LLC (“EPH”) and James Driscoll (“Agreement”) is hereby entered into this 14th day of November, 2021 as follows:

1. The Vesting Schedule set forth on Schedule A to the Agreement is hereby amended to include the following additional provision at the end of the paragraph: “Notwithstanding the foregoing, if a merger with Benneserre Capital Acquisition Corp. (“the Merger”) closes, the unvested units which are the subject of the Agreement shall immediately vest.

2. All other provisions and terms of the Agreement not inconsistent with this Amendment shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned have duly executed this Written Consent as of the date first above written.

eCombustible Products Holdings LLC

n/k/a eCombustible Energy LLC

By:	/s/ Jorge Arevalo
Name: JORGE AREVALO
Title: Chief Executive Officer

EPH Management Holdings LLC

By:	/s/ Jorge Arevalo
Name: JORGE AREVALO
Title: Chief Executive Officer

Participant:

/s/ James Driscoll
JAMES DRISCOLL